UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/01/2006

ASG Consolidated LLC
(Exact name of registrant as specified in its charter)

Commission File Number:  333-123636

Delaware	20-1741364
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2025 First Avenue, Suite 900
Seattle, Washington 98121
(Address of principal executive offices, including zip code)

(206) 374-1515
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

Attached hereto as Exhibit 99.1, but only furnished pursuant to Item 7.01 of this report and incorporated herein by reference, is ASG Consolidated LLC's ("ASG Consolidated") press release, dated November 1, 2006, announcing the appointment of Scott D. McNair as Vice President, Finance of ASG Consolidated and American Seafoods Group LLC.

This current report on Form 8-K contains statements intended as "forward-looking statements", which are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated November 1, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASG Consolidated LLC

Date: November 01, 2006	By:	/s/ Brad Bodenman
Brad Bodenman
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated November 1, 2006